UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 8, 2022

(Date of earliest event reported)

Phillips 66

(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard

Houston, Texas 77042

(Address of principal executive offices and zip code)

(832) 765-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 8, 2022, Phillips 66 (the “Company”) sent an email to certain interested parties, including investors, notifying them of the publication by Chevron Phillips Chemical Company LLC of its 2022 Sustainability Report (the “Report”). Certain information contained in the Report addresses concerns raised in a shareholder proposal included in the Company’s proxy materials for its 2022 annual meeting of shareholders. The full text of the email is set forth below:

“We are pleased to share that Chevron Phillips Chemical Company (CPChem) has published its 2021 Sustainability Report. This report includes additional disclosures on recycling plastics as requested in a shareholder proposal that was submitted to Phillips 66.

CPChem’s recently released sustainability report includes a chapter dedicated to the resilience of its plastics business model under different scenarios as well as the drivers to meeting its plastic recycling goal. The report also includes detail on CPChem’s product stewardship actions and investments, including reducing plastic waste from the environment.

The report can be read at cpchem.com/sustainability/sustainability-reporting.

Phillips 66 has demonstrated our responsiveness to our shareholders and believes the information in CPChem’s 2021 Sustainability Report meets the additional disclosures committed to in our 2022 Proxy Statement.

Thank you for your continued interest in Phillips 66.”

The information in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Dated: September 8, 2022	By:	/s/ Vanessa Allen Sutherland
Vanessa Allen Sutherland Executive Vice President

3